Supplement to the
Fidelity Advisor® Stock Selector Mid Cap Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2024
Summary Prospectus
Douglas Simmons no longer serves as Co-Portfolio Manager of the fund.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.66%A,B	0.65%A,B	0.68%A,B	0.68%A,B	0.53%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.02%B	0.02%B	0.01%B	0.01%B	0.02%B
Total annual operating expenses	0.93%	1.17%	1.69%	0.69%	0.55%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the S&P MidCap 400® Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% for Class A, 0.19% for Class M, 0.23% for Class C, 0.21% for Class I, and 0.07% for Class Z was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$664	$664	$465	$465	$272	$172	$70	$70	$56	$56
3 years	$854	$854	$709	$709	$533	$533	$221	$221	$176	$176
5 years	$1,060	$1,060	$971	$971	$918	$918	$384	$384	$307	$307
10 years	$1,652	$1,652	$1,721	$1,721	$1,796	$1,796	$859	$859	$689	$689

MC-SUSTK-1224-106 1.9881452.106	December 5, 2024